UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 15, 2011
Date of Report (Date of earliest event reported)

STRATEGIC AMERICAN OIL CORPORATION
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-53313 (Commission File Number)	98-0454144 (IRS Employer Identification No.)

Suite 2015, 600 Leopard Street, Corpus Christi, Texas (Address of principal executive offices)	78401 (Zip Code)

(361) 884-7474
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

We filed a Form 8-K on January 24, 2011 reporting that we had entered into a Purchase & Sale Agreement (the “Agreement”) with ERG Resources LLC (“ERG”) to acquire a private Texas oil and gas company named Galveston Bay Energy, LLC which owns fractional interests in, and operates, producing oil and natural gas properties and related facilities in five fields located in Galveston Bay, Texas.  We amended the Agreement to set forth that the closing would occur on February 15, 2011 with us paying the seller $9,700,000 in cash and the balance with a promissory note for $569,055 maturing on March 1, 2011.

On February 15, 2011, we entered into a Consulting Agreement with Geoserve Marketing, LLC, a company controlled by Michael Watts, who is the father-in-law of Jeremy Driver, a Director and our Chief Executive Officer.  The Consulting Agreement states that we will compensate Geoserve Marketing, LLC with warrants to purchase 20,000,000 shares of common stock at an exercise price of $0.10 per share expiring February 15, 2016.  Upon the first anniversary of Consulting Agreement, an additional 15,000,000 warrants under the same terms shall be issued and a further 15,000,000 warrants under the same terms will be issued upon the second anniversary of the Consulting Agreement.  The Consulting Agreement may be terminated by us.

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On February 15, 2011 we closed on the acquisition described in Item 1.01 above.  We paid the seller $9,700,000 in cash and gave the seller a promissory note for $569,055 maturing on March 1, 2011.

Immediately following our acquisition of Galveston Bay Energy, LLC, we sold 15% of our own aggregate working interest in the Galveston Bay fields for $1,400,000 in cash to SPE Navigation 1, LLC, a company controlled by Michael Watts, who is the father-in-law of Jeremy Driver, a Director and our Chief Executive Officer. As a result of these transactions, Galveston Bay Energy, LLC owns approximately 72% of the aggregate working interest in the five fields. SPE Navigation 1, LLC may acquire an additional 10% of our own aggregate working interest in the Galveston Bay fields within 90 days for $1,150,000.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

See Item 2.01 herein for a description of the promissory note.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES

On February 15, 2011, we issued 15 million shares of common stock to Alan D. Gaines vesting over three years in part as compensation for bringing us the opportunity to make the acquisition disclosed in Item 2.01 herein and in part as new director and new officer compensation.  See Item 5.02 herein.  This transaction was made in reliance upon exemptions from registration under Section 4(2) of the Securities Act.  The certificate to be issued for unregistered securities will contain a legend stating that the securities have not been registered under the Securities Act and setting forth the restrictions on the transferability and the sale of the securities. No underwriter participated in, nor did we pay any commissions or fees to any underwriter, in this transaction. This transaction did not involve a public offering. The recipient was knowledgeable about our operations and financial condition.  The recipient had knowledge and experience in financial and business matters that allowed him to evaluate the merits and risk of receipt of these securities.

On February 15, 2011, we issued 15 million shares of common stock to Amiel David vesting over three years in part as compensation for bringing us the opportunity to make the acquisition disclosed in Item 2.01 herein and in part as new director and new officer compensation.  See Item 5.02 herein.  This transaction was made in reliance upon exemptions from registration under Section 4(2) of the Securities Act.  The certificate to be issued for unregistered securities will contain a legend stating that the securities have not been registered under the Securities Act and setting forth the restrictions on the transferability and the sale of the securities. No underwriter participated in, nor did we pay any commissions or fees to any underwriter, in this transaction. This transaction did not involve a public offering. The recipient was knowledgeable about our operations and financial condition.  The recipient had knowledge and experience in financial and business matters that allowed him to evaluate the merits and risk of receipt of these securities.

On February 15, 2011, we issued to Geoserve Marketing, LLC warrants to purchase 20,000,000 shares of common stock at an exercise price of $0.10 per share expiring February 15, 2016. This transaction was made in reliance upon exemptions from registration under Section 4(2) of the Securities Act.  The certificate to be issued for unregistered securities will contain a legend stating that the securities have not been registered under the Securities Act and setting forth the restrictions on the transferability and the sale of the securities. No underwriter participated in, nor did we pay any commissions or fees to any underwriter, in this transaction. This transaction did not involve a public offering. The recipient was knowledgeable about our operations and financial condition.  The recipient had knowledge and experience in financial and business matters that allowed him to evaluate the merits and risk of receipt of these securities.

ITEM 5.02	DEPARTUE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Johnathan Lindsey tendered his resignation as a director effective February 28, 2011.  He continues as our Chief Financial Officer and Principal Accounting Officer.  Randall Reneau tendered his resignation as a director effective February 28, 2011.

Effective February 15, 2011, we appointed Alan D. Gaines as a Director and Chairman of the Board of Directors.   We compensated Mr. Gaines as set forth in Item 3.02 herein.  Mr. Gaines’ terms of employment are set forth in his “Stock Agreement.”  Alan D. Gaines, age 55, has been the Chairman of the Board of Dune Energy, Inc. from 2003 through the present.  He has a BBA—Finance (Baruch College of the City University of New York), and an MBA---Finance (Zarb School of Hofstra University School of Graduate Management).

Effective February 15, 2011, we appointed Amiel David as a Director and as our President. We compensated Dr. David as set forth in Item 3.02 herein.  Dr. David’s terms of employment are set forth in his “Stock Agreement.”  Amiel David, age 71, has a BS---Petroleum Engineering (Tulsa University), an MSE---Chemical Engineering (University of Pennsylvania), an MBA (University of Pittsburgh), and a PhD---Petroleum Engineering (Stanford University).  In 2005 and 2006, Dr. David was the President and COO of Dune Energy, Inc.  In 2007 and 2008, Dr. David was a Senior Advisor to the Board of Directors of Dune Energy, Inc.  Since 1982, Dr. David has been a manager at PeTech Enterprises, Inc., a family owned oil and gas business.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a)   Financial Statements of Business Acquired --- The audited financial statements of Galveston Bay Energy, LLC will be filed by amendment no later than 75 days after February 15, 2011.

(b)   Pro forma Financial Information --- The pro forma financial statements required by this item will be filed by amendment no later than 75 days after February 15, 2011.

(d)   Exhibits

ExhibitNumber	Description

10.1	Purchase and Sale Agreement as amended.

10.2	Alan Gaines Stock Agreement.

10.3	Amiel David Stock Agreement.

10.4	Geoserve Marketing, LLC Agreement

10.5	SPE Navigation 1, LLC Agreement to acquire work interest.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEGIC AMERICAN OIL CORPORATION

Date: February 16, 2011	/s/ Jeremy Driver

	Name:	Jeremy Driver

	Title:	Chairman, President and Chief Executive Officer

Exhibit Index

ExhibitNumber	Description

10.1	Purchase and Sale Agreement as amended.

10.2	Alan Gaines Stock Agreement.

10.3	Amiel David Stock Agreement.

10.4	Geoserve Marketing, LLC Agreement

10.5	SPE Navigation 1, LLC Agreement to acquire work interest.